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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 2005

                            National Waterworks, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      333-102430                 05-0532711
------------------------       ------------------------      -------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                          200 West Highway 6, Suite 620
                                Waco, Texas 76712
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On July 18, 2005, National Waterworks Holdings, Inc. ("Holdings"), the parent company of National Waterworks, Inc. (the "Company"), entered into a stock purchase agreement, pursuant to which Home Depot U.S.A, Inc. has agreed to purchase (the "Acquisition") all of Holdings' issued and outstanding common stock. The closing of the Acquisition is expected to occur on or about August 31, 2005.

     The purchase price for the Acquisition is $1.35 billion, subject to adjustment as provided in the purchase agreement. The closing of the Acquisition is subject to the satisfaction or waiver of customary conditions. The purchase agreement contains customary representations, warranties and covenants. Until the closing of the Acquisition, Holdings has agreed that it and the Company will operate their business in the ordinary course. The purchase agreement may be terminated by mutual agreement of Home Depot U.S.A., Inc. and the sellers' representative or by each of them if certain conditions contained in the purchase agreement have not been satisfied or waived by September 30, 2005, subject to extension as provided in the purchase agreement. A copy of the related press release issued by Holdings on July 19, 2005 is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
  No.     Document
-------   --------
 99.1     Press Release of National Waterworks Holdings, Inc. dated July 19,
          2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL WATERWORKS, INC.
                                                 (Registrant)


July 19, 2005                             By:  /s/ Phillip Keipp
                                               --------------------------------
                                               Name:  Phillip Keipp
                                               Title: Vice President and Chief
                                                      Financial Officer

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                                  EXHIBIT INDEX

Exhibit
  No.     Document
-------   --------
 99.1     Press Release of National Waterworks Holdings, Inc. dated July 19,
          2005.


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